Exhibit 99.1

Riot Blockchain Announces Effectiveness of Registration Statement for the Resale of Shares Underlying the January 2019 Private Placement

CASTLE ROCK, CO / ACCESSWIRE / April 29, 2019 /
Riot Blockchain, Inc. (RIOT) (the ''Company'') announced today that, effective at 9:00 a.m., New York City time on April 29, 2019, the U.S. Securities Exchange Commission (the "SEC") declared effective the Registration Statement on Form S-3 (Number 333-230290), as amended (the "Registration Statement"), filed by the Company for the resale of the common shares underlying the rights issued in connection with the January 28, 2019 convertible notes private placement first reported by the Company on February 1, 2019 (the "Private Placement"). The Private Placement included, among other provisions, a requirement that the underlying common shares be registered for resale with the SEC and, with this notice of effectiveness, that requirement has been fulfilled.  Any description of the Private Placement and the Company's obligations thereunder in the foregoing is entirely qualified by reference to the exhibits to the Company's current report on Form 8-K dated February 1, 2019, which, along with all of our SEC filings, is available at https://ir.riotblockchain.com/all-sec-filings.
This press release is not an offer to sell or exchange any securities of the Company, nor is it the solicitation of an offer to sell or exchange any securities of the Company. The Company will only offer to sell or exchange its securities to the public by filing a prospectus or prospectus supplement to the Registration Statement with the SEC.
About Riot Blockchain
Riot Blockchain is focused on building, operating, and supporting blockchain technologies. Its primary operations consist of cryptocurrency mining, targeted development of exchange platforms, along with other investments within the sector. For more information, visit: http://www.RiotBlockchain.com/.
Investor Notice
Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on April 2, 2019, as amended by Amendment No. 1 on Form 10-K/A filed on April 23, 2019, as well as those risk factors disclosed in periodic and current reports we file with the SEC. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See "Safe Harbor" below.
Safe Harbor
The information provided in this press release may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "anticipates," "plans," "expects," "intends," "will," "potential," "hope" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release relating to the Company may be found in the Company's periodic and current filings with the Securities and Exchange Commission, including the factors described in the sections entitled "Risk Factors", copies of which may be obtained from the SEC's website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this press release.

Media Contact:
PR@RiotBlockchain.com
Investor Contact:
IR@RiotBlockchain.com
SOURCE: Riot Blockchain, Inc.